UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2015

Kaya Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-177532	33-0301060
(Commission File Number)	(IRS Employer Identification No.)

305 S. Andrews Avenue, Suite 209, Fort Lauderdale, Florida 33301

 (Address of principal executive offices and zip code)

(954) 534-7895

(Registrant’s telephone number including area code)

Alternative Fuels Americas, Inc.

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us” and “our” refer to Kaya Holdings, Inc. and its subsidiary.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

On March 12, 2015, we filed a Certificate of Amendment to our Amended Certificate of Incorporation with the Delaware Secretary of State changing our name from “Alternative Fuels Americas, Inc.” to “Kaya Holdings, Inc.” As previously disclosed our new name reflects management’s decision to focus on the legal marijuana segment of our business, and to cease pursuing our biofuels business at this time. A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto. The aforementioned change of name and a related change in the Company’s OTC markets trading symbol from AFAI to KAYS received approval from FINRA effective as of April 7, 2015.

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits

Exhibit	No Description
3.1	Certificate of Amendment to Amended Certificate of Incorporation of Alternative Fuels Americas, Inc. (now known as Kaya Holdings, Inc.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYA HOLDINGS, INC.

Date: April 13, 2015	By:	/s/ Craig Frank
Craig Frank, President